Exhibit No. 10
American Sports History Incorporated
1998 Form 10-KSB
File No. 33-55254-46


              AMERICAN SPORTS HISTORY INCORPORATED

                QUALIFIED STOCK OPTION AGREEMENT


This  Stock  Option  Agreement  is  made  this  _______  day   of
__________,  199___ between American Sports History  Incorporated
(the "Company"), and the Employee, ______________________________
(the "Option Holder").


                       R E C I T A L S

     A. The Board of Directors has adopted, and the shareholders of the Company have approved, the 1998 Stock Incentive Plan as amended (the "Plan") for the granting to selected executives and key employees of the Company and its subsidiaries of options to purchase shares of the Common Stock of the Company.

     B. Pursuant to the Plan, the Company has determined that it is to the advantage and best interest of the Company and its shareholders to grant an option to the Option Holder covering shares of the Company's Common Stock as an inducement to remain in the service of the Company and as an incentive for increased effort during such service, and has approved the execution of this Stock Option Agreement between the Company and the Option Holder.

      C. The option granted hereby is intended to qualify as an "incentive stock option", in regard to Employees, under Section
422A of the Internal Revenue Code of 1954, as amended.

     NOW THEREFORE, the parties hereto agree as follows:

      1. The Company grants to the Option Holder the right and option to purchase on the terms and conditions hereinafter set forth, all or any part of an aggregate of ____________ shares of the Common Stock of the Company at the purchase price of $______ per share, which was determined to be 100% of the Fair Market Value of the stock, having an "Effective Date" of the _______ day of ______________, 199___, and exercisable from time to time in accordance with the provisions of this Agreement during a period expiring on the tenth anniversary of the Effective Date of this Agreement (the "Expiration Date").

      2. The Option Holder may not purchase any shares by exercise of this Option between the Effective Date of this Agreement and the first anniversary date thereof. Thereafter, shares may be purchased by exercise of this Option on or after the respective anniversary of the Effective Date in the amounts indicated as follows:

                                        Cumulative
    Anniversary       Percentage        Percentage
        Date          Exercisable       Exercisable

        1st            33 1/3%            33 1/3%

        2nd            33 1/3%            66 2/3%

        3rd            33 1/3%               100%

      At any time after the third such anniversary date of this Agreement, but no later than the Expiration Date, the Option Holder may purchase all or any part of the shares subject to this Option which the Option Holder theretofore has not exercised. In each case the number of shares which may be purchased shall be calculated to the nearest full share and shall not be for fewer than 100 shares. The foregoing limitations shall similarly apply to the transferees of the Option Holder by will or by the laws of descent or distribution, so that said transferees shall be entitled (provided they act within twelve (12) months after the death of the Option Holder but in no event later than the Expiration Date) to purchase by exercise of this Option all or any portion of the shares subject to this Option which the Option Holder could have purchased by the exercise of the option at the time of the Option Holder's death but with respect to which this Option was not previously exercised, and no more. This Option may be exercised during the lifetime of the Option Holder only by the Option Holder, or within twelve (12) months after his death by his transferees by will or the laws of the descent or distribution, and not otherwise, regardless of any community property interest therein of the spouse of the Option Holder, or such spouse's successors in interest. If the spouse of the Option Holder shall have acquired a community property interest in this Option, the Option Holder, or Option Holder's permitted successors in interest, may exercise the option on behalf of the spouse of the Option Holder or such spouse's successors in interest.

      3. Each exercise of this Option shall be by means of a written notice of exercise delivered to the Secretary of the Company, specifying the number of shares to be purchased and accompanied by payment to the Company of the full purchase price of the shares to be purchased payable in cash or certified or cashier's check payable to the order of the company. Alternative payments may be made only upon specific approval of the Board of Directors as specified in the Plan.

      Subject to approval of the Board of Directors, an employee may pay for any shares of Common Stock with respect to which an Option has been exercised by tendering to the Company other shares of Common Stock at the time of the exercise of such Option, provided, however, that at the time of such exercise, the Company shall have a Committee consisting of two (2) or more disinterested directors who shall approve the payment for option shares with other shares. The certificates representing such other shares of Common Stock must be accompanied by stock power duly executed with signature guaranteed. The value of Common Stock must be accompanied by a stock power duly executed with signature guaranteed . The value of Common Stock so tendered shall be determined by the committee in its sole discretion. The Committee may, in its sole and absolute discretion, refuse any tender of shares of Common Stock in which case it shall deliver the tendered shares of Common Stock back to the employee and notify the employee of such refusal.

      4. The fair market value of a share of Common Stock shall be determined for purposes of this Agreement by reference to the most recent sale price of the Company's Common Stock and such other factors as the Board of Directors of the Committee may deem appropriate to reflect the then fair market thereof, unless such shares are publicly traded on a stock exchange or otherwise, in which case such value shall be determined by reference to the closing price of such share on the principal stock exchange on which such shares are traded, or, if such shares are not then traded on a principal stock exchange, the mean between the bid and asked price of a share as supplied by the National
Association of Securities Dealers through NASDAQ (or its successor in function), in each case as reported by The Wall Street Journal, for the business day immediately preceding the date on which the option is exercised.

      5. The Option granted hereby and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void if the Option Holder ceases for any reason whatsoever to be an employee of the Company or of a subsidiary corporation (as defined in Section 425(f) of the Internal Revenue Code of 1954, as amended) excepting only that
(i) in the event that such cessation of his employment shall be due to Option Holder's voluntary resignation with the consent of the Board of Directors of the Company or such subsidiary, expressed in the form of a resolution, or to the retirement of the Option Holder under the provisions of any Pension or Retirement Plan of the Company or of such subsidiary then in effect, the Option Holder may at any time within a period of three (3) months after the date he so ceases to be an employee of any such corporation, and not thereafter, exercise the option granted hereby to the extent such option was exercisable by him on the date of such cessation of such employment, and (ii) in the event of the death or permanent disability (as defined in Section 105(d) (4) of the Code) of the Option Holder while in the employ of the company or of such subsidiary, the option granted hereby may be exercised within twelve (12) months after the date of such death or permanent disability to the extent that the Option Holder was entitled to exercise such option on the date of such death or permanent disability. During the period after death, the Option may, to the extent that it remained unexercised be exercised by the person or persons to whom the Option Holder's rights under the option granted hereby shall pass by any reason of the death of the Option Holder, whether by will or by the applicable laws of descent and distribution; provided, however, that in no event may the option granted hereby be exercised to any extent by anyone after the expiration date specified in paragraph 1 above. The employment of the Option Holder shall be deemed to continue during any leave of absence which has been authorized by the Company, provided that no exercise of this option may take place during any such authorized leave of absence excepting only during the first three (3) months thereof.

      6. No shares issuable upon the exercise of this Option shall be issued and delivered unless and until there shall have been full compliance with all applicable registration requirements of the Securities Act of 1933, all applicable listing requirements of any national securities exchange on which shares of the same class are then listed and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

      Without limiting the foregoing, the undersigned hereby agrees that unless and until the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, he will purchase all shares of stock to be issued upon exercise of this option for investment and not for resale or for distribution and that upon each exercise of any portion of this option the person entitled to exercise the same shall, upon the request of the Company, furnish evidence satisfactory to the Company (including a written and signed representation) to that effect in form and substance satisfactory to the Company, including an indemnification of the Company in the event of any violation of the Securities Act of 1933 by such person. Furthermore, the Company may, if it deems appropriate, affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its Transfer Agent, and may take such other action as it deems necessary or advisable to comply with any other regulatory or governmental requirements.

     7. If Option Holder or Option Holder's permitted successors in interest disposes of shares of Common Stock acquired pursuant to the exercise of this Option, the Company shall have the right to require Option Holder or Option Holder's permitted successor in interest to pay the Company the amount of any taxes, which the Company may be required to withhold with respect to such shares.

     8. This Option and the rights and privileges granted hereby shall not be transferred, assigned, pledged or hypothecated in any way, whether by operation of the law or otherwise, except by will or the laws of descent and distribution. Upon any attempt so to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privileges granted hereby contrary to the provisions hereof, this Option and all rights and privileges contained herein shall immediately become null and void and of no further force or effect.

      9. If the outstanding shares of the Common Stock of the Company are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment (to be conclusively determined by the Board of Directors of the Company) shall be made in the number and kind of securities receivable upon the exercise of this Option, without change in the total price applicable to the unexercised portion of this Option but with a corresponding adjustment in the price for each unit of any security covered by this Option.

      Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of substantially all the property or more than 80% of the then outstanding stock of the Company to another corporation, this Option shall terminate, unless express written provision be made in connection with such transaction for (i) the immediate exercisability of this Option,
(ii) the assumption of this Option or the substitution therefor of a new option covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices, such adjustments to be conclusively determined by the Board of Directors of the Company; or (iii) the continuance of the Plan by such successor corporation in which event this Option shall remain in full effect under the terms so provided.

      Adjustments under this paragraph 9 shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

      10. Nothing herein contained shall affect the right of the Option Holder to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance profit sharing or other employee welfare plan or program of the Company or of any subsidiary of the Company.

      11. Neither the Option Holder nor any other person legally entitled to exercise this option shall be entitled to any of the rights or privileges of a shareholder of the Company in respect of any shares issuable upon any exercise of this option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to him.

      12. The Option hereby granted is subject to, and the Company and the Option holder agrees to be bound by, all of the terms and conditions of the Company's 1998 Stock Incentive Plan, as the same shall be amended from time to time in accordance with the terms thereof, but no such amendment shall adversely affect the Option Holder's rights under this option without the prior written consent of Option Holder.

     13. This option has been executed and delivered the day and year first above written at Sun Valley, California, and the interpretation, performance and enforcement of this Agreement shall be governed by the laws of the state of California.


                         AMERICAN SPORTS HISTORY INCORPORATED

                         By: ______________________________
                             VINCENT M. NERLINO
                             Chairman and Chief Executive
                               Officer

                             ______________________________
                             Option Holder